UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22400

Oppenheimer Emerging Markets Local Debt Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 2/28/2017

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS February 28, 2017 Unaudited

		Principal Amount	Value

Foreign Government Obligations—70.3%

Argentina—3.2%
Argentine Republic Sr. Unsec. Nts.:
16.00%, 10/17/23	ARS	6,350,660	$444,535
23.306%, 3/1/20[1]	ARS	19,280,000	1,365,859

Argentine Republic Unsec. Nts.:
2.50%, 7/22/21[2]	ARS	8,400,000	636,447
18.20%, 10/3/21	ARS	3,195,000	231,875

Argentine Republic Sr. Unsec. Bonds, 15.50%, 10/17/26	ARS	4,000,000	284,925

			2,963,641

Brazil—19.2%
Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts.:
9.762%, 1/1/19	BRL	16,459,000	5,312,036
9.762%, 1/1/21	BRL	24,470,000	7,855,061
9.762%, 1/1/23	BRL	6,200,000	1,976,298
12.90%, 8/15/22	BRL	1,130,000	1,107,583
18.194%, 5/15/45	BRL	1,280,000	1,366,720

			17,617,698

Chile—1.1%
Republic of Chile Unsec. Nts., 4.50%, 2/28/21	CLP	645,000,000	1,024,057

Colombia—4.3%
Republic of Colombia Sr. Unsec. Bonds:
Series B, 7.00%, 5/4/22	COP	5,180,000,000	1,812,321
Series B, 7.50%, 8/26/26	COP	2,510,000,000	887,655
Series B, 7.75%, 9/18/30	COP	900,000,000	324,137
Series B, 10.00%, 7/24/24	COP	2,221,000,000	900,755

			3,924,868

Hungary—1.5%
Hungary Unsec. Bonds:
Series 20/A, 7.50%, 11/12/20	HUF	110,000,000	458,491
Series 25/B, 5.50%, 6/24/25	HUF	233,000,000	935,723

			1,394,214

Indonesia—7.9%
Republic of Indonesia Treasury Bonds:
Series FR59, 7.00%, 5/15/27	IDR	22,000,000,000	1,597,420
Series FR61, 7.00%, 5/15/22	IDR	28,800,000,000	2,134,625
Series FR72, 8.25%, 5/15/36	IDR	27,230,000,000	2,079,054
Series FR73, 8.75%, 5/15/31	IDR	17,580,000,000	1,407,547

			7,218,646

Mexico—4.3%
United Mexican States Sr. Unsec. Bonds:
Series M, 8.00%, 12/7/23	MXN	3,580,000	186,364
Series M20, 8.50%, 5/31/29	MXN	16,030,000	860,409
Series M20, 10.00%, 12/5/24	MXN	18,800,000	1,089,891

1      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Mexico (Continued)
United Mexican States Sr. Unsec. Bonds: (Continued)
Series M30, 8.50%, 11/18/38	MXN	5,540,000	$295,802

United Mexican States Sr. Unsec. Nts., Series M10, 8.50%, 12/13/18	MXN	30,500,000	1,563,047

			3,995,513

Peru—4.3%
Republic of Peru Sr. Unsec. Bonds:
6.35%, 8/12/28[3]	PEN	7,505,000	2,322,274
6.95%, 8/12/31[3]	PEN	710,000	230,329
7.84%, 8/12/20[3]	PEN	2,050,000	685,489
8.20%, 8/12/26[3]	PEN	2,125,000	753,584

			3,991,676

Poland—4.6%
Republic of Poland Unsec. Bonds:
Series 0726, 2.50%, 7/25/26	PLN	6,360,000	1,419,019
Series 0922, 5.75%, 9/23/22	PLN	10,100,000	2,805,438

			4,224,457

Romania—0.9%
Romania Unsec. Bonds, 5.95%, 6/11/21	RON	1,370,000	362,566

Romania Unsec. Nts., 5.90%, 7/26/17	RON	2,000,000	478,547

			841,113

Russia—9.2%
Agency for Housing Mortgage Lending OJSC Via AHML
Finance Ltd. Unsec. Nts., 7.75%, 2/13/18[3]	RUB	6,700,000	112,806

Russian Federation Unsec. Bonds, Series 6212, 7.05%, 1/19/28	RUB	17,000,000	268,885

Russian Federation Unsec. Nts.:
Series 6209, 7.60%, 7/20/22	RUB	143,000,000	2,399,184
Series 6210, 6.80%, 12/11/19	RUB	122,600,000	2,024,770
Series 6216, 6.70%, 5/15/19	RUB	219,100,000	3,650,039

			8,455,684

South Africa—8.2%
Republic of South Africa Sr. Unsec. Bonds, Series R208,
6.75%, 3/31/21	ZAR	30,250,000	2,211,893

Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	11,400,000	845,827
Series 2030, 8.00%, 1/31/30	ZAR	20,500,000	1,422,504
Series 2037, 8.50%, 1/31/37	ZAR	15,600,000	1,077,718
Series R186, 10.50%, 12/21/26	ZAR	23,200,000	1,966,493

			7,524,435

Turkey—1.6%
Republic of Turkey Unsec. Nts.:
10.60%, 2/11/26	TRY	1,320,000	363,974

2        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

		Principal Amount	Value

Turkey (Continued)
Republic of Turkey Unsec. Nts.: (Continued)
10.70%, 2/17/21	TRY	4,130,000	$1,136,092

			1,500,066

Total Foreign Government Obligations (Cost $65,834,860)			64,676,068

Corporate Bonds and Notes—19.8%

Consumer Discretionary—1.0%

Media—1.0%

Altice Finco SA, 8.125% Sec. Nts., 1/15/24[3]		445,000	479,488

Columbus Cable Barbados Ltd., 7.375% Sr. Unsec. Nts., 3/30/21[3]		440,000	469,867

			949,355

Consumer Staples—2.4%

Beverages—1.6%

AmBev International Finance Co. Ltd., 9.50% Sr. Unsec. Nts., 7/24/17	BRL	4,500,000	1,424,928

Food Products—0.8%

Kernel Holding SA, 8.75% Sr. Unsec. Nts., 1/31/22[3]		520,000	536,900

Minerva Luxembourg SA, 6.50% Sr. Unsec. Nts., 9/20/26[3]		230,000	228,505

			765,405

Energy—4.9%

Energy Equipment & Services—0.5%

Ukreximbank Via Biz Finance plc, 9.625% Sr. Unsec. Nts., 4/27/22		500,000	503,215

Oil, Gas & Consumable Fuels—4.4%

Bukit Makmur Mandiri Utama PT, 7.75% Sr. Unsec. Nts., 2/13/22[3]		530,000	543,649

Gazprom Neft OAO Via GPN Capital SA, 6% Sr. Unsec. Nts., 11/27/23[3]		545,000	590,393

Petrobras Global Finance BV:
6.125% Sr. Unsec. Nts., 1/17/22		75,000	77,250
8.375% Sr. Unsec. Nts., 5/23/21		470,000	525,789
8.75% Sr. Unsec. Nts., 5/23/26		300,000	341,850

Petroleos Mexicanos:
7.19% Sr. Unsec. Nts., 9/12/24	MXN	16,000,000	686,300
7.19% Sr. Unsec. Nts., 9/12/24[3]	MXN	8,000,000	343,150
7.65% Sr. Unsec. Nts., 11/24/21	MXN	16,000,000	750,805

Zhaikmunai LLP, 6.375% Sr. Unsec. Nts., 2/14/19[3]		200,000	196,362

			4,055,548

Financials—2.1%

Capital Markets—0.1%

Red de Carreteras de Occidente SAPIB de CV, 9% Sr. Sec. Nts., 6/10/28[3]	MXN	2,300,000	108,466

3        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Commercial Banks—2.0%

Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[3]	TRY	3,595,000	$945,171

Corp Group Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[3]		400,000	381,728

Sberbank of Russia Via SB Capital SA, 5.50% Sub. Nts., 2/26/24[1,3]		450,000	466,002

			1,792,901

Industrials—1.2%

Building Products—0.5%

Elementia SAB de CV, 5.50% Sr. Unsec. Nts., 1/15/25[3]		470,000	464,125

Transportation Infrastructure—0.7%

Agile Group Holdings Ltd., 9% Sr. Unsec. Nts., 5/21/20		560,000	615,072

Materials—2.5%

Construction Materials—0.5%

Union Andina de Cementos SAA, 5.875% Sr. Unsec. Nts., 10/30/21[3]		410,000	428,450

Metals & Mining—1.7%

AngloGold Ashanti Holdings plc, 5.125% Sr. Unsec. Nts., 8/1/22		200,000	208,050

Metalloinvest Finance DAC, 5.625% Unsec. Nts., 4/17/20[3]		330,000	348,432

Nord Gold SE, 6.375% Sr. Unsec. Nts., 5/7/18[3]		445,000	463,340

Polyus Gold International Ltd., 5.25% Sr. Unsec. Nts., 2/7/23[3]		555,000	566,447

			1,586,269

Paper & Forest Products—0.3%

Suzano Austria GmbH, 5.75% Sr. Unsec. Nts., 7/14/26[3]		265,000	273,771

Telecommunication Services—3.8%

Diversified Telecommunication Services—0.6%

Genneia SA, 8.75% Sr. Unsec. Nts., 1/20/22[3]		510,000	532,440

Wireless Telecommunication Services—3.2%

America Movil SAB de CV:
6.45% Sr. Unsec. Nts., 12/5/22	MXN	16,000,000	746,903
7.125% Sr. Unsec. Nts., 12/9/24	MXN	24,000,000	1,129,433
Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[3]		490,000	514,377

VimpelCom Holdings BV, 9% Sr. Unsec. Nts., 2/13/18[3]	RUB	35,500,000	606,625

			2,997,338

Utilities—1.9%

Electric Utilities—1.0%

Empresas Publicas de Medellin ESP, 8.375% Sr. Unsec. Nts., 2/1/21[3]	COP	214,000,000	74,151

Eskom Holdings SOC Ltd., 10% Sr. Unsec. Nts., 1/25/23	ZAR	11,000,000	873,331

			947,482

4        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

		Principal Amount	Value

Independent Power and Renewable Electricity Producers—0.9%

AES Andres BV/Dominican Power Partners/Empresa
Generadora de Electricidad Itabo SA, 7.95% Sr. Unsec. Nts., 5/11/26[3]		$300,000	$323,625

Neerg Energy Ltd., 6% Sr. Sec. Nts., 2/13/22[3]		495,000	498,468

			822,093

Total Corporate Bonds and Notes (Cost $18,699,490)			18,266,858

Short-Term Notes—2.4%

Arab Republic of Egypt Treasury Bills, 18.264%, 2/6/18[4]	EGP	8,300,000	445,348

United States Treasury Bills:
0.401%, 3/16/17[4]		750,000	749,869
0.498%, 3/23/17[4,5]		1,000,000	999,749

Total Short-Term Notes (Cost $2,191,505)			2,194,966
		Shares

Investment Company—5.3%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.50%[6,7] (Cost $4,866,040)		4,866,040	4,866,040

Total Investments, at Value (Cost $91,591,895)		97.8%	90,003,932

Net Other Assets (Liabilities)		2.2	2,034,161

Net Assets		100.0%	$92,038,093

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $14,488,414 or 15.74% of the Fund’s net assets at period end.

4. Zero coupon bond reflects effective yield on the original acquisition date.

5. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $682,829. See Note 6 of the accompanying Notes.

6. Rate shown is the 7-day yield at period end.

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares May 31, 2016	Gross Additions	Gross Reductions	Shares February 28, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. Ea	955,161	55,288,022	51,377,143	4,866,040

			Value	Income

Oppenheimer Institutional Government Money Market Fund, Cl. Ea			$4,866,040	$5,395

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

5        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

Brazil	$20,489,791	22.8%
Russia	11,496,923	12.8
South Africa	8,605,816	9.6
Mexico	8,224,695	9.1
Indonesia	7,762,295	8.6
United States	6,615,658	7.3
Colombia	4,513,397	5.0
Peru	4,420,126	4.9
Poland	4,224,457	4.7
Argentina	3,496,081	3.9
Turkey	2,445,236	2.7
Chile	1,405,785	1.6
Hungary	1,394,214	1.5
Ukraine	1,040,115	1.2
Romania	841,113	0.9
China	615,072	0.7
India	498,468	0.6
Israel	479,488	0.5
Barbados	469,867	0.5
Egypt	445,348	0.5
Dominican Republic	323,625	0.4
Kazakhstan	196,362	0.2

Total	$90,003,932	100.0%

Forward Currency Exchange Contracts as of February 28, 2017
Counter -party	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation		Unrealized Depreciation

BAC	03/2017	COP	4,471,000	USD	1,547	$—	$	22,878
BOA	03/2017	IDR	2,978,000	USD	223	10		133
BOA	03/2017	INR	4,200	USD	63	214		—
BOA	04/2017	MYR	21,105	USD	4,752	—		11,600
BOA	03/2017	PEN	160	USD	48	514		—
BOA	03/2017	PLN	230	USD	56	116		—
BOA	04/2017	THB	174,948	USD	4,997	13,271		—
BOA	03/2017	TRY	560	USD	151	2,072		200
BOA	04/2017	USD	105	IDR	1,415,500	—		260
BOA	03/2017	ZAR	3,290	USD	242	8,542		574
CITNA-B	03/2017	BRL	1,540	USD	497	—		1,869
CITNA-B	03/2017	CLP	4,000	USD	6	8		—
CITNA-B	03/2017	COP	4,925,000	USD	1,641	37,781		—
CITNA-B	03/2017	HUF	49,000	USD	168	738		—
CITNA-B	03/2017	INR	205,450	USD	2,991	77,515		—
CITNA-B	03/2017	PEN	80	USD	25	—		41
CITNA-B	03/2017	PLN	5,570	USD	1,363	7,159		—
CITNA-B	03/2017	RUB	45,900	USD	765	19,094		93
CITNA-B	03/2017	TRY	7,025	USD	1,867	56,016		—
CITNA-B	03/2017	USD	482	BRL	1,540	—		13,180

6        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation		Unrealized Depreciation

CITNA-B	03/2017	USD	291	COP	869,000	$—	$	5,460
CITNA-B	03/2017	USD	1,057	PLN	4,330	849		8,910
CITNA-B	03/2017 - 04/2017	USD	4,708	RUB	283,400	5,396		108,708
CITNA-B	03/2017	ZAR	47,840	USD	3,378	259,729		—
DEU	03/2017	TRY	350	USD	92	3,912		—
DEU	04/2017	USD	1,941	BRL	6,277	—		60,119
DEU	03/2017	USD	762	TRY	2,750	9,070		—
DEU	03/2017	USD	1,761	ZAR	25,585	—		184,190
DEU	03/2017	ZAR	17,090	USD	1,255	44,617		—
GSCO-OT	03/2017	COP	466,000	USD	159	92		—
GSCO-OT	03/2017	HUF	7,000	USD	24	11		—
GSCO-OT	05/2017	MXN	1,500	USD	74	—		231
GSCO-OT	03/2017	PEN	160	USD	49	19		—
GSCO-OT	03/2017	RON	40	USD	9	—		13
GSCO-OT	03/2017	TRY	4,790	USD	1,259	51,998		—
GSCO-OT	03/2017	USD	1,142	ZAR	16,710	—		128,745
HSBC	03/2017	INR	2,600	USD	39	—		70
HSBC	03/2017	PEN	160	USD	47	1,883		—
HSBC	04/2017	PHP	8,600	USD	172	—		1,440
HSBC	03/2017	PLN	12,783	USD	3,296	—		152,539
HSBC	04/2017	THB	1,600	USD	46	—		84
HSBC	03/2017	USD	494	COP	1,458,000	—		3,276
HSBC	03/2017	USD	1,773	PEN	6,060	—		80,859
HSBC	03/2017	USD	1,262	ZAR	18,635	—		154,852
JPM	03/2017	BRL	770	USD	249	—		1,835
JPM	03/2017	CLP	9,000	USD	14	102		—
JPM	03/2017	COP	198,000	USD	67	77		—
JPM	03/2017	HUF	376,760	USD	1,278	18,839		706
JPM	05/2017	MXN	20,510	USD	1,022	2,891		15,466
JPM	04/2017	MYR	2,565	USD	578	154		2,164
JPM	03/2017	PEN	1,720	USD	504	22,325		—
JPM	03/2017	PLN	1,650	USD	398	7,814		—
JPM	03/2017	RON	1,145	USD	271	—		3,024
JPM	03/2017	RUB	15,800	USD	267	3,986		1,002
JPM	03/2017	SGD	1,105	USD	776	12,786		—
JPM	03/2017 - 04/2017	USD	2,221	BRL	7,160	934		64,313
JPM	03/2017	USD	82	CLP	55,500	—		2,880
JPM	03/2017	USD	1,006	COP	2,994,000	—		14,053
JPM	03/2017	USD	495	PEN	1,720	—		30,751
JPM	03/2017	USD	909	PLN	3,700	—		408
JPM	03/2017	USD	778	SGD	1,105	—		10,338
JPM	03/2017	USD	991	ZAR	13,180	5,302		16,751
JPM	03/2017	ZAR	2,350	USD	178	384		—
TDB	03/2017	BRL	11,990	USD	3,888	—		33,742
TDB	03/2017 - 05/2017	USD	7,453	BRL	23,980	31,054		231,969
TDB	03/2017	USD	74	IDR	986,000	135		—

7      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

TDB	05/2017	USD	177	MXN	3,634	$—	$2,216

Total Unrealized Appreciation and Depreciation						$707,409	$1,371,942

Over-the-Counter Credit Default Swaps at February 28, 2017
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/ (Paid)	Value

Republic of Turkey	BNP	Buy	1.000%	6/20/21	USD	900	$(65,148)	$37,061

Centrally Cleared Interest Rate Swaps at February 28, 2017
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received / (Paid)	Value

BAC	Receive	Three-Month USD BBA LIBOR	2.411%	2/3/27	USD	2,200	$—	$(18,812)

BOA	Receive	Three-Month USD BBA LIBOR	2.396	1/31/27	USD	2,200	—	(16,589)

DEU	Pay	Three-Month PLN WIBOR WIBO	1.940	5/13/17	PLN	38,000	—	145,466

JPM	Pay	MXN TIIE BANXICO	7.480	2/22/22	MXN	45,000	472	(4,840)

JPM	Receive	Three-Month USD BBA LIBOR	1.970	3/1/22	USD	2,250	—	2,793

SIB	Pay	MXN TIIE BANXICO	7.300	2/1/19	MXN	108,000	—	5,184

SIB	Receive	MXN TIIE BANXICO	7.915	1/22/27	MXN	28,000	—	(9,905)

Total Centrally Cleared Interest Rate Swaps							$472	$103,297

Over-the-Counter Interest Rate Swaps at February 28, 2017
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)		Value

BOA	Receive	NSERO	6.235%	12/8/21	INR	199,500		$(68,679)

BOA	Receive	NSERO	6.385	1/27/22	INR	110,000		(34,150)

BOA	Pay	Six-Month INR FBIL MIBOR OIS Compound	6.550	2/9/22	INR	400,500		(80,597)

CITNA-B	Pay	Three-Month COP IBR OIS Compound	6.660	6/9/18	COP	8,000,000		16,608

GSCOI	Pay	Six-Month THB	1.750	1/15/19	THB	393,000		9,999

JPM	Pay	Three-Month MYR KLIBOR BNM	3.360	8/30/21	MYR	17,500		(62,614)

JPM	Pay	Three-Month COP IBR OIS	6.090	10/29/24	COP	1,030,000		1,016

8        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Over-the-Counter Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
		Three-Month MYR
JPM	Pay	KLIBOR BNM	3.660%	2/2/18	MYR	10,800	$4,548
		Three-Month
		COP IBR OIS
JPM	Pay	Compound	7.300	6/1/26	COP	1,037,500	27,330
		Three-Month
		COP IBR OIS
MOS	Pay	Compound	6.090	10/29/24	COP	1,060,000	1,046
		Three-Month
		COP IBR OIS
SIB	Pay	Compound	5.900	2/14/19	COP	8,000,000	12,488
t-DEU	Receive	BZDI	11.300	1/2/19	BRL	40,000	91,529
Total Over-the-Counter Interest Rate Swaps							$(81,476)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS	Morgan Stanley & Co., Inc.
SIB	Banco Santander SA
TDB	Toronto Dominion Bank
t-DEU	Deutsche Bank Securities, Inc.

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
EGP	Egyptian Pounds
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thailand Baht

9        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Currency abbreviations indicate amounts reporting in currencies (Continued)
TRY	New Turkish Lira
ZAR	South African Rand

Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BNM	Bank Negara Malaysia
BZDI	Brazil Interbank Deposit Rate
FBIL	Financial Benchmarks India Private Ltd.
IBR	Indicador Bancario de Referencia
KLIBOR	Kuala Lumpur Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate
NSERO	India Rupee Floating Rate
OIS	Overnight Index Swap
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

10        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS February 28, 2017 Unaudited

1. Organization

Oppenheimer Emerging Markets Local Debt Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official

11      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities,the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant

12      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

3. Securities Valuation (Continued)

event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

13      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Foreign Government Obligations	$—	$64,676,068	$—	$64,676,068
Corporate Bonds and Notes	—	18,266,858	—	18,266,858
Short-Term Notes	—	2,194,966	—	2,194,966
Investment Company	4,866,040	—	—	4,866,040

Total Investments, at Value	4,866,040	85,137,892	—	90,003,932
Other Financial Instruments:
Swaps, at value	—	201,625	—	201,625
Centrally cleared swaps, at value	—	153,443	—	153,443
Forward currency exchange contracts	—	707,409	—	707,409

Total Assets	$4,866,040	$86,200,369	$—	$91,066,409

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(246,040)	$—	$(246,040)
Centrally cleared swaps, at value	—	(50,146)	—	(50,146)
Forward currency exchange contracts	—	(1,371,942)	—	(1,371,942)

Total Liabilities	$—	$(1,668,128)	$—	$(1,668,128)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments

14      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

4. Investments and Risks (Continued)

may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. There were no securities not accruing interest at period end.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings,

15      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to

16      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign

17      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $33,341,974 and $29,140,468, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

During the reporting period, the Fund had no such purchased option activity.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial

18      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $3,953 and $136,997 on written call options and written put options, respectively. At period end, the Fund had no such written options outstanding.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of	Amount of
	Contracts	Premiums

Options outstanding as of May 31, 2016	17,320,000	$120,323
Options written	49,304,250	239,375
Options closed or expired	(22,385,000)	(160,998)
Options exercised	(44,239,250)	(198,700)

Options outstanding as of February 28, 2017	—	$—

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance

19        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the reporting period, the Fund had ending monthly average notional amounts of $1,006,000 on credit default swaps to buy protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

20      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $8,955,759 and $31,501,545 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $295,548.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than

21      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

22      OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$92,676,010

Federal tax cost of other investments	64,675

Total federal tax cost	92,740,685

Gross unrealized appreciation	4,244,788

Gross unrealized depreciation	(7,577,584)

Net unrealized depreciation	$(3,332,796)

23        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/28/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Local Debt Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/13/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/13/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	4/13/2017